Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events
Subsequent Events

21. Subsequent Events

Subsequent to year end, eleven of the Partnership’s real property interests were impaired as a result of termination notices received and one property interest foreclosure. As a result of T‑Mobile’s acquisition of MetroPCS (completed in 2013), we have received termination notices related to 23 MetroPCS tenant sites. As a result of these termination notices we determined that eight real property interests were impaired and recognized impairment charges totaling $2.1 million related to MetroPCS tenant sites. The remaining $0.7 million of impairment related to a foreclosure notice received effective March 26, 2015. Through May 11, 2015, we recognized impairment charges totaling $2.8 million.

On April 8, 2015, the Partnership completed an acquisition of 73 tenant sites and related real property interests, consisting of 45 wireless communication and 28 outdoor advertising sites, from Landmark, in exchange for cash consideration of $22,050,000. The purchase price was funded with $21,500,000 of borrowings under the Partnership’s existing credit facility and available cash.

On April 23, 2015, the board of directors of our General Partner declared a quarterly cash distribution of $0.2975 per unit, or $1.19 per unit on an annualized basis, for the quarter ended March 31, 2015.  This distribution represents a 3.5% increase over the Partnership’s minimum quarterly distribution of $0.2875 per unit, and is payable on May 14, 2015 to unitholders of record as of May 5, 2015.